SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)           JULY 25, 2001
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                       INTERNATIONAL FAST FOOD CORPORATION
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
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                 (State or other jurisdiction of incorporation)



       001-11386                                          65-0302338
(Commission File Number)                       (IRS Employer Identification No.)

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                          1000 LINCOLN ROAD, SUITE 200
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                           MIAMI BEACH, FLORIDA 33139
          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code           (305) 531-5800
                                                   -----------------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 5.         OTHER.

           International Fast Food Corporation (the "Company") has received a demand for payment of all amounts of principal and accrued interest due under
(i) the demand promissory note, dated April 2, 2001 issued by the Company to Mitchell Rubinson in the principal amount of $100,000 and (ii) the demand promissory note, dated July 2, 2001 issued by the Company to Mitchell Rubinson in the principal amount of $150,000 (collectively, the "Notes"). The demand notice states that the Company will be deemed to be in default under the Notes if Mr. Rubinson does not receive payment in full of the amounts due under the Notes by the close of business on July 27, 2001. Upon a default by the Company under the Notes, Mr. Rubinson is entitled to all the rights and remedies set forth in that certain Annex to the Agreement on Transfer of Shares as Collateral, entered into on July 3, 2001, by and between the Company and Mr. Rubinson (the "Transfer Agreement"), including the remedies of a secured party foreclosing on the outstanding capital stock of Pizza King Polska Sp.zo.o ("PKP"), a wholly-owned subsidiary of the Company. Mr. Rubinson is the Chairman of the Board, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and President of the Company.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

(a)        Financial Statements of Businesses Acquired.

           Not Applicable.

(b)        Pro Forma Financial Information.

           Not Applicable.

(c)        Exhibits

           Annex to the Agreement on Transfer of Shares as Collateral, dated as of July 3, 2001, by and between PKP and Mitchell Rubinson.



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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       INTERNATIONAL FAST FOOD CORPORATION



Dated:  July 25, 2001                  By: /S/ MITCHELL RUBINSON
                                         ---------------------------------------
                                          Mitchell Rubinson
                                          Chairman of the Board,
                                          Chief Executive Officer,
                                          Chief Operating Officer,
                                          Chief Financial Officer and President







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